UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or other jurisdiction of incorporation)	001-03506 Commission File Number	93-0432081 (I.R.S. Employer Identification No.)

133 Peachtree Street, N.E.,

Atlanta, Georgia, 30303

(Address of principal executive offices and zip code)

(404) 652-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Change in Control of Registrant

On December 20, 2005, Koch Industries, Inc., a Kansas corporation (“Parent”), announced that Koch Forest Products, Inc., a Georgia corporation and an indirect wholly-owned subsidiary of Parent (the “Purchaser”), had successfully completed its tender offer (the “Offer”) for all outstanding shares of common stock, par value $0.80 per share (each, a “Share”), of Georgia-Pacific Corporation, a Georgia corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 13, 2005, between Parent, the Purchaser and the Company (the “Merger Agreement”). The Offer expired at 5:00 p.m., New York City time, on December 19, 2005. The depositary for the Offer, Mellon Investor Services LLC, has advised Parent and the Purchaser that as of the expiration of the Offer, an aggregate of approximately 237,793,992 Shares were validly tendered (including 20,723,971 Shares that were tendered pursuant to guaranteed delivery procedures), representing in excess of 89% of the outstanding Shares. The Purchaser accepted for payment and purchased all Shares validly tendered and not properly withdrawn pursuant to the Offer.

The information contained in Item 5.02 below is incorporated herein by reference. The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 (the “Statement”) originally filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2005, as subsequently amended, and (ii) the Tender Offer Statement on Schedule TO, originally filed by the Purchaser and Parent with the SEC on November 17, 2005, as subsequently amended, and such information is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Offer described in Item 5.01 above, Jon A. Boscia, Barbara L. Bowles, Donald V. Fites, Sir Richard V. Giordano, David R. Goode, Karen N. Horn, William R. Johnson, Louis W. Sullivan, Lee M. Thomas and John D. Zeglis resigned from the Board of Directors of the Company (the “Board of Directors”), effective as of December 20, 2005. Pursuant to the terms of the Merger Agreement, the resignations followed the Purchaser’s acceptance for payment and purchase of all Shares validly tendered and not properly withdrawn pursuant to the Offer.

Pursuant to the Merger Agreement, the directors of the Company unanimously appointed Charles G. Koch, Joseph W. Moeller, B.R. Caffey, Richard H. Fink, Steven J. Feilmeier, John C. Pittenger, Dale W. Gibbens, C. Robert Buford and William G. Fielding, who are designees of the Purchaser, to fill the resulting vacancies on the Board of Directors. Pursuant to the terms of the Merger Agreement, James S. Balloun, Thomas D. Bell, Jr., Alston D. Correll and M. Douglas Ivester continue to serve as directors of the Company. Following such resignations and appointments, the committees of the Board of Directors are comprised of the following directors: C. Robert Buford, William G. Fielding and James S. Balloun will serve on the Audit Committee, Richard H. Fink, Joseph W. Moeller and Alston D. Correll will serve on the Executive and Governance Committee, James S. Balloun, Thomas D. Bell, Jr. and M. Douglas Ivester will serve on the Management Development and Compensation Committee, and Steven J. Feilmeier, John C. Pittenger and M. Douglas Ivester will serve on the Finance Committee.

The biographical and other information with respect to Messrs. Koch, Moeller, Caffey, Fink, Feilmeier, Pittenger, Gibbens, Buford and Fielding required by Item 5.02(d) of Form 8-K is contained in the Section 14(f) Information Statement included as Schedule II to the Statement, and such information is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Georgia-Pacific Corporation (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on November 17, 2005, as amended).

20.2	Section 14(f) Information Statement of Georgia-Pacific Corporation, dated November 17, 2005 (incorporated by reference to Schedule II of the Solicitation/Recommendation Statement on Schedule 14D-9 of Georgia-Pacific Corporation filed with the Securities and Exchange Commission on November 17, 2005).

99.1	Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on November 17, 2005, as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-PACIFIC CORPORATION

Date: December 20, 2005	By:	/S/ WILLIAM C. SMITH III
Name: William C. Smith III
Title: Secretary

Exhibit Index

Exhibit No.	Description

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of Georgia-Pacific Corporation (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on November 17, 2005, as amended).

20.2	Section 14(f) Information Statement of Georgia-Pacific Corporation, dated November 17, 2005 (incorporated by reference to Schedule II of the Solicitation/Recommendation Statement on Schedule 14D-9 of Georgia-Pacific Corporation filed with the Securities and Exchange Commission on November 17, 2005).

99.1	Tender Offer Statement on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on November 17, 2005, as amended).

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